UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 May 23, 2017 Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220
333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events

Item 8.01.    Other Events.

On May 23, 2017, Exelon Corporation (Exelon) learned the results of the PJM capacity auction for the 2020-2021 planning year. Exelon Generation Company, LLC’s (Generation’s) Quad Cities and Three Mile Island nuclear plants in the PJM market did not clear in the auction and will not receive capacity revenue for that period. Generation’s other nuclear plants in PJM cleared in the auction, except Oyster Creek, which is scheduled to retire in 2019 and did not participate in the auction. The auction results take effect June 2020.

The table set forth below lists Exelon’s cleared nuclear and fossil capacity volumes for the 2020-2021 capacity auction by zone.

Cleared Volumes at ownership	Capacity Performance
	MW	Price
COMED
Nuclear	8,075	$188
Fossil/Others	0	$188
Sub Total	8,075

EMAAC
Nuclear	4,350	$188
Fossil/Others	2,325	$188
Sub Total	6,675

SWMAAC
Nuclear	850	$86
Fossil/Others	0	$86
Sub Total	850

MAAC
Nuclear	0	$86
Fossil/Others	225	$86
Sub Total	225

BGE
Nuclear	0	$86
Fossil/Others	375	$86
Sub Total	375

RTO
Nuclear	0	$77
Fossil/Others	0	$77
Sub Total	0

GRAND TOTAL
Nuclear	13,275
Fossil/Others	2,925
Grand Total	16,200

A copy of the press release concerning the 2020-2021 PJM capacity auction results is attached as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release

* * * * *

This combined Form 8-K is being filed separately by Exelon Corporation (Exelon) and Generation (collectively, the Registrants). Information contained herein relating to any individual Registrant has been filed by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.
Cautionary Statements Regarding Forward-Looking Information
This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation and Exelon Generation Company, LLC (Registrants) include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2016 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 24, Commitments and Contingencies; (2) Exelon’s First Quarter 2017 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 17; and (3) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.
* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jonathan W. Thayer
Jonathan W. Thayer
Senior Executive Vice President and Chief Financial Officer
Exelon Corporation

EXELON GENERATION COMPANY, LLC

/s/ Bryan P. Wright
Bryan P. Wright
Senior Vice President and Chief Financial Officer
Exelon Generation Company, LLC

May 24, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release